# Third Quarter 2010 Earnings Conference Call

Presentation Material & Supplemental Data

November 1, 2010

MEMC

TECHNOLOGY IS BUILT ON US

# Safe Harbor

With the exception of historical information, the matters disclosed in this presentation are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including its 2009 Form 10-K, Q1 2010 Form 10-Q and Q2 2010 Form 10-Q, in addition to the risks and uncertainties described on page 16 of this presentation. These forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

MEMC
TECHNOLOGY IS BUILT ON US

# Q3 Summary GAAP Results: MEMC

| | Semiconductor Materials | Solar Materials | Solar Energy (Sun Edison) | Corporate | MEMC |
|---|---|---|---|---|---|
| Net Sales | $ 261.1 | $ 220.5 | $ 21.5 | $ - | 503.1 |
| Gross Profit | | | | | 84.9 |
| *Gross Profit%* | | | | | *16.9%* |
| Opex excl. Restructuring & Impairment | | | | | 73.4 |
| Restructuring & impairment | | | | | 1.6 |
| Operating Income (Loss) | $ 26.2 | $ 17.6 | $ (7.2) | $ (26.7) | 9.9 |
| Decline (Increase) in Fair Value of Warrants | $ - | $ - | $ - | $ (0.2) | (0.2) |
| Other (Income) / Expense | $ (1.1) | $ - | $ 6.3 | $ - | 5.2 |
| Profit (Loss) Before Tax | $ 27.3 | $ 17.6 | $ (13.5) | $ (26.5) | 4.9 |
| Income Taxes | | | | | (13.6) |
| Equity in Earnings of JV & Min. Int (B)/W | | | | | 0.9 |
| Net Income | | | | | 17.6 |
| Diluted EPS | | | | | $ 0.08 |
| Weighted Avg. Diluted Shares | | | | | 227.6 |

$ millions, unaudited

MEMC
TECHNOLOGY IS BUILT ON US

# Non-GAAP Reporting Rationale

## Why?

- Better describes the operational performance and cash flows of the SunEdison segment.
- Augments existing disclosures and enhances transparency of the SunEdison segment.
- Aligns with metrics that MEMC management uses to manage and evaluate the business.

## What is it?

- Only effects SunEdison segment
- Reflects all direct sale and sale-leaseback power plant transactions as revenue
- No other adjustments
  - Does not adjust for non-cash items like stock option expense, restructuring charges, or acquisition amortization expenses.

***Non-GAAP Disclosure to Supplement GAAP Reporting***

MEMC
TECHNOLOGY IS BUILT ON US

# SunEdison Non-GAAP Accounting Adjustments

## ❑ Real Estate Accounting for Direct Sales

| Condition: | GAAP Application: | Non-GAAP Adjustments: |
| --- | --- | --- |
| *When the system is considered integral to the site on which it was built:* | P&L:<br>Revenue and profit deferred for between 2-20 years; 100% cost recognition | ⇨ Revenue and profit recognized 100% |
| Deferral of maximum contractual exposure for power production and system uptime guarantees offered to direct sale customers. | Balance Sheet:<br>Deferred revenue or other liabilities | |
| | Cash Flow:<br>Receipt of sale price, typically in operating cash | |

## ❑ Sale Leasebacks (SLB)

| Condition: | GAAP Application: | Non-GAAP Adjustments: |
| --- | --- | --- |
| *When there is a difference between the cash we receive from financing partners in SLB and total cost to construct the solar energy systems:* | P&L:<br>Revenue is never recognized and profit deferred for between 20-25 years; Reduction of depreciation expense over life or gain on extinguishment of debt | ⇨ Revenue and profit recognized 100% |
| Deferral of the system development margin and recognition. | Balance Sheet:<br>Cash proceeds recorded as debt | ⇨ Nil |
| | Cash Flow:<br>Receipt of system development margin, typically in financing cash | ⇨ Included in free cash flow |

***Non-GAAP Disclosure Better Describes SunEdison Operational Performance***

MEMC
TECHNOLOGY IS BUILT ON US

# GAAP to Non-GAAP Reconciliation

| | SunEdison Segment | | | Total Company | | |
|---|---|---|---|---|---|---|
| | Q3 GAAP | Non-GAAP Adjustments | Q3 Non-GAAP | Q3 GAAP | Non-GAAP Adjustments | Q3 Non-GAAP |
| **Net Sales** | **$ 21.5** | **$ 47.7** | **$ 69.2** | **$ 503.1** | **$ 47.7** | **$ 550.8** |
| **Operating Income** | **$ (7.2)** | **$ 6.8** | **$ (0.4)** | **$ 9.9** | **$ 6.8** | **$ 16.7** |
| **Operating Income %** | -33.5% | 14.3% | -0.6% | 2.0% | 14.3% | 3.0% |
| **- OI&E (B)/W** | | | | $ 5.2 | | $ 5.2 |
| **- Warrant (B)/W** | | | | $ (0.2) | | $ (0.2) |
| **- Minority Int (B)/W** | | | | $ 0.8 | | $ 0.8 |
| **- Tax (B)/W** | | | | $ (13.6) | $ 2.4 | $ (11.2) |
| **+ Equity JV Inc/(Loss)** | | | | $ (0.1) | | $ (0.1) |
| **= Net Income** | | | | **$ 17.6** | **$ 4.4** | **$ 22.0** |
| **GAAP EPS** | | | | **$ 0.08** | **$ 0.02** | **$ 0.10** |

$ millions, unaudited

***Non-GAAP Disclosure Better Describes SunEdison Operational Performance***

MEMC
TECHNOLOGY IS BUILT ON US

# Q3 Summary Results: Semiconductor Materials

## Net Sales



300
0
174
250
261
Q309
Q409
Q110
Q210
Q310

- Sequential increase 5%
  - Higher pricing
- YOY increase 50%
  - 30%+ increase in wafer volumes
  - Double digit price increase

$ millions, unaudited

## Segment Margin



20
-90
24
26
(75)
$8M
Insurance
claim
Q309
Q409
Q110
Q210
Q310

- Sequential increase of $2M
  - Sequential up $10M excluding insurance recovery in Q2
  - Higher pricing
- YOY increase $101M
  - Lower restructuring expense and higher pricing
  - Improved productivity and fixed cost absorption

***Record Revenue and Steadily Improving Margins***

MEMC
TECHNOLOGY IS BUILT ON US

# 2010 Outlook Update: Semiconductor Materials

**Q2 Earnings Release July, 2010**



Q3 10
Op Profit
Total Cost
Market Wafer Price

**2nd Half Outlook**

**Revenue:**

- Demand remains robust
- Record production volumes
- Modestly higher prices

**Profitability:**

- Continued productivity improvement
  - Cost roadmaps
- Global repositioning efforts
- Modestly higher prices

*Extending the Improving Trend*

**Q4 Outlook**

**Less heated** ✓ ✓

**Lagged** ✓ ✓

***Extending the Improving Trend***

MEMC
TECHNOLOGY IS BUILT ON US

# Q3 Summary Results: Solar Materials

## Net Sales



250
0
136
168
221
214
Q309
Q409
Q110
Q210
Q310
Q3 excl. Solaicx

- Sequential increase 31%
  - 20%+ higher volume
  - Modestly higher pricing
- YOY increase 63%
  - 50+% higher wafer volumes
  - Partially offset by slightly lower pricing

## Segment Margin



40
0
31
$4M Insurance claim
19
18
22
Q309
Q409
Q110
Q210
Q310
Q3 excl. Solaicx

- Sequential margin improvement
  - Up 45% excluding $4M insurance recovery in Q2 and $4.5M Solaicx loss and purchase accounting in Q3; ramping Solaicx
  - Higher pricing & improved price cost dynamics
- YOY decrease by $9M excluding $4.5M Solaicx
  - Higher tolling costs
  - Lower pricing

$ millions, unaudited

***Robust Demand… Continue to Accelerate Strategic Solutions***

MEMC

TECHNOLOGY IS BUILT ON US

# 2010 Outlook Update: Solar Materials

**Q2 Earnings Release July, 2010**

**Q4 Outlook**



Q3 10

**2nd Half Outlook**

**Revenue:**

- Sequentially higher wafer volumes
- Modest price increase from 1st half

**Profitability:**

- Continued productivity improvement
  - Cost roadmaps
  - Poly volumes
- Lower conversion costs from diversification and partnering
- Improving price cost dynamic

*Productivity and Partnering Enable Higher Profitability*

**Productivity and Partnering Enable Higher Profitability**

MEMC
TECHNOLOGY IS BUILT ON US

# Q3 Summary Results: Solar Energy (SunEdison)

## Net Sales (Non-GAAP)


Energy Sales
Direct Sales
Non-GAAP Adjustments
80
70
60
50
40
30
20
10
0
11
74
47
69
N/A
Q409
Q110
Q210
Q310

## Segment Margin (Non-GAAP)


w/o Adj.
Non-GAAP Adjustments
15
10
5
0
-5
-10
10
N/A
N/A
(1)
(0)
Q309
Q409
Q110
Q210
Q310

| *Megawatts* | *Q409* | *Q110* | *Q210* | *Q310* |
|---|---|---|---|---|
| Sold Direct | <1 | 7 | 3 | 3 |
| MEMC Financed | 14 | 4 | 2 | 10 |
| Total MWs | 14 | 11 | 5 | 13 |
| Under Constr. | 9 | 32 | 111 | 155 |

$ millions, unaudited

- Revenue: sequential increased by $22M including Non-GAAP adjustments:
  - Real estate accounting: $7.4M
  - Sale leasebacks: $40.3M
- Segment margin: sequential increased by $1M including deferred margin:
  - Real estate accounting: $1.3M
  - Sale leasebacks: $5.5M

***Rovigo Sold... Received 46 Million Euro...No Q3 P&L Impact***

MEMC
TECHNOLOGY IS BUILT ON US

# SunEdison Pipeline



MW
1,200
1,000
800
600
400
200
-
Added 40MW per month
656
1,023
Q4 09
Q3 10

- Geographic diversification: US, Italy, Canada, India, Spain…
- Includes rooftop and utility scale projects.

**Stringent qualifications:**

1. A signed PPA contract

or

2. A secured grid connection site and completed permitting,

or

3. A document of customer intent/LOI identifying the terms and conditions to develop the proposed transaction.

***Key Growth Indicators up 56% in 2010***

MEMC
TECHNOLOGY IS BUILT ON US

# 2010 Outlook: SunEdison

Q2 Earnings Release
July, 2010

Q4 Outlook

- ...ct Sale: 9.5MW
  - Sales-leaseback / Other: 5.2MW
- Delivered positive segment margin
- MW under Construction: 111.5MW
- Closed First Reserve JV Framework Agreement
- Installed systems energy production at 101% of commitment
- Launched China, India and Korea development efforts

2nd Half Outlo...

**Revenue:**

- Interconnect ~150MW for full year including Rovigo
- 65% direct sales
- Building backlog for 2011 and beyond

**Profitability:**

- Higher direct sales mix
- Solid project returns

**Free Cash Flow:**

- Construction financing
- Project sale timing

*Big 2nd Half…Execution is Key*

Earnings Call | P. 11

***On Track for a Big Second Half***

MEMC
TECHNOLOGY IS BUILT ON US

# Free Cash Flow Walk: 2010 Q3

| | MEMC excl. SUNED | SUNED | MEMC |
|---|---|---|---|
| **Net Income** | **$ 34.4** | **$ (16.8)** | **$ 17.6** |
| Depreciation & amortization | $ 37.0 | $ 6.5 | $ 43.5 |
| Stock based compensation | $ 6.4 | $ 3.7 | $ 10.1 |
| Change in accounts receivable | $ 39.8 | $ (7.8) | $ 32.0 |
| Change in inventory | $ (6.1) | $ (189.2) | $ (195.3) |
| Change in accounts payable | $ (0.6) | $ 146.3 | $ 145.7 |
| Deferred revenue for solar energy system | $ - | $ 68.4 | $ 68.4 |
| All other operating | $ 28.5 | $ (70.5) | $ (42.0) |
| Net Taxes | $ (27.7) | $ - | $ (27.7) |
| **Cash flows from operating activities** | **$ 111.7** | **$ (59.4)** | **$ 52.3** |
| Capital expenditures | $ (95.4) | $ (0.4) | $ (95.8) |
| Construction of solar energy systems | $ - | $ (66.9) | $ (66.9) |
| Proceeds from financing and capital lease obligations | $ - | $ 85.2 | $ 85.2 |
| Repayments of financing and capital lease obligations | $ - | $ (2.9) | $ (2.9) |
| **Free Cash Flow** | **$ 16.3** | **$ (44.4)** | **$ (28.1)** |

Inventory growth for project development supported by AP terms

Including Cash from Rovigo sale

Balance sheet projects supported by project finance capital

For illustrative purpose, all taxes are allocated to MEMC excl. SUNED.

$ millions, unaudited

***$52.3 million of Operating Cash Flow; 155MWs Under Construction***

MEMC
TECHNOLOGY IS BUILT ON US

# Free Cash Flow Walk: 2010 YTD

| | MEMC excl. SUNED | SUNED | MEMC |
|---|---|---|---|
| **Net Income** | **$ 59.4** | **$ (37.6)** | **$ 21.8** |
| Depreciation & amortization | $ 103.6 | $ 16.0 | $ 119.6 |
| Stock based compensation | $ 28.7 | $ 10.4 | $ 39.1 |
| Change in accounts receivable | $ (59.2) | $ (17.2) | $ (76.4) |
| Change in inventory | $ 0.4 | $ (262.4) | $ (262.0) |
| Change in accounts payable | $ 37.8 | $ 170.7 | $ 208.5 |
| Deferred revenue for solar energy system | $ - | $ 74.5 | $ 74.5 |
| All other operating | $ (22.1) | $ (55.9) | $ (78.0) |
| Net Taxes | $ 13.9 | $ - | $ 13.9 |
| **Cash flows from operating activities** | **$ 162.5** | **$ (101.5)** | **$ 61.0** |
| Capital expenditures | $ (236.5) | $ (0.4) | $ (236.9) |
| Construction of solar energy systems | $ - | $ (178.6) | $ (178.6) |
| Proceeds from financing and capital lease obligations | $ - | $ 191.8 | $ 191.8 |
| Repayments of financing and capital lease obligations | $ - | $ (18.7) | $ (18.7) |
| **Free Cash Flow** | **$ (74.0)** | **$ (107.4)** | **$ (181.4)** |

Materials cash usage to support growth in AR

Inventory growth for project development supported by AP terms

Balance sheet projects supported by project finance capital

For illustrative purpose, all taxes are allocated to MEMC excl. SUNED.

$ millions, unaudited

***$61.0 million of Operating Cash Flow; 155MWs Under Construction***

MEMC
TECHNOLOGY IS BUILT ON US

# Forward-Looking Statements

Certain matters discussed in this presentation are forward-looking statements, including that we expect demand to be less heated in our Semiconductor Materials segment for the fourth quarter of 2010, with modestly higher prices; that our continued focus on productivity improvement, which we expect to lag in the fourth quarter of 2010, and global repositioning efforts should support improved profitability in the Semiconductor Materials segment; that we expect sequentially higher wafer volumes in our Solar Materials segment in the fourth quarter of 2010, with a modest price increase from the 2010 first half; that we expect lower conversion costs, continued productivity improvement and an improving price cost dynamic to drive continued profitability improvement in the Solar Materials segment for the remainder of the year; that we expect SunEdison to interconnect approximately 150MW in 2010 including Rovigo; and that we expect approximately 65% of SunEdison's revenues in the second half of 2010 to be direct sales, resulting in greater profitability and generating positive free cash flow. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include concentrated project development risks related to large scale solar projects; changes to accounting interpretations or accounting rules; market demand for our products and services; changes in the pricing environment for silicon wafers and polysilicon, as well as solar power systems; the availability and size of government and economic incentives to adopt solar power, including tax policy and credits and renewable portfolio standards; the availability of attractive project finance and other capital for SunEdison projects; existing or new regulations and policies governing the electric utility industry; historical conversion rates for SunEdison of pipeline into completed projects will not be achieved; dependence on single and limited source suppliers; utilization of our manufacturing volume and capacity; the terms of any potential future amendments to our long-term agreements with our solar wafer customers; general economic conditions, including the ability of our customers to pay their debts as they become due; our ability to realize the benefits of announced closing and restructurings; our ability to maintain future growth; failure of third-party subcontractors to construct and install our solar energy systems; customer acceptance of our new products; the impact of competitive products and technologies; inventory levels of our customers; supply chain difficulties or problems; interruption of production; outcome of pending and future litigation matters; good working order of our manufacturing facilities; our ability to reduce manufacturing and operating costs; assumptions underlying management's financial estimates; delays in capacity expansion and the restructuring of our manufacturing operations across different plants; actions by competitors, customers and suppliers; changes in the retail industry; changes in federal or state laws governing utilities; damage to our brand; the integration of the SunEdison acquisition, the Solaicx acquisition and future acquisitions; changes in product specifications and manufacturing processes; changes in financial market conditions; changes in foreign economic and political conditions; changes in the composition of worldwide taxable income; changes in technology; the impact of competitive products and technologies; changes in interest and currency exchange rates and other risks described in the company's filings with the Securities and Exchange Commission. These forward-looking statements represent the company's judgment as of the date of this presentation. The company disclaims, however, any intent or obligation to update these forward-looking statements.

MEMC
TECHNOLOGY IS BUILT ON US